SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1000 Qwest Tower, 555 Seventeenth Street       Denver, Colorado           80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
                                                            ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On September 13, 1998, Qwest Communications International, Inc. (the "Registrant") and Icon CMT Corp., a Delaware corporation ("Icon"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among Icon, the Registrant and a wholly-owned subsidiary of the Registrant, providing for the merger that will result in Icon becoming a subsidiary of the Registrant. A copy of the press release dated September 14, 1998 of the Registrant announcing the merger is attached as Exhibit 99.1 to this current report on Form 8-K. A copy of the Merger Agreement is attached to the current report on Form 8-K dated September 13, 1998 of Icon as Exhibit 2.1 and is incorporated herein by reference.

         The following descriptions of the Merger Agreement and the option agreements, the voting agreements, the term loan, the warrants and the related registration rights agreement are not complete and are qualified by reference to the Merger Agreement and its exhibits incorporated by reference herein.

         The Merger Agreement provides for the acquisition of Icon in a stock-for-stock merger. The acquisition will be accounted for as a purchase. The actual number of shares of the Registrant's common stock to be exchanged for each Icon share will be determined by dividing $12 by a 15-day volume weighted average of trading prices for the Registrant's common stock prior to the Icon stockholders meeting that will be called to approve the transaction, but will not be less than .3200 shares (if the Registrant's average stock price exceeds $37.50) or more than .444 shares (if the Registrant's average stock price is less than $27.00).

         The Icon board of directors unanimously approved the Merger Agreement and related transactions. The obligations of the parties under the Merger Agreement are subject to the satisfaction of certain conditions, including, without limitation, the approval of Icon's stockholders. The Merger Agreement is not subject to the approval of the Registrant's board of directors or stockholders. Icon and its directors, officers and other representatives are, subject to certain exceptions, prohibited from soliciting, initiating or encouraging proposals for alternative business combination transactions, providing information to or conducting negotiations or discussions with other persons regarding alternative business combination transactions, withdrawing the Icon board of director's approval of the Merger Agreement, recommending that Icon's stockholders approve an alternative business combination transaction or terminating the Merger Agreement to accept an alternative business combination transaction. Fees and other amounts are payable by Icon to the Registrant in connection with the termination of the Merger Agreement in certain circumstances, and additional amounts may be payable by Icon to the Registrant if an alternative business combination transaction involving Icon is consummated within a year following the termination of the Merger Agreement.

         Pursuant to the Merger Agreement, the Registrant and each of Scott A. Baxter, President and Chief Executive Officer of Icon, Richard M. Brown, Vice President--Information Technologies of Icon, and Scott Harmolin, Senior Vice President--Senior Technology Officer of Icon, entered into option agreements providing for, among other things, a grant by the stockholders to Qwest of an option to acquire 6,550,354 restricted Icon shares and certain restrictions on the sale or other transfer of the restricted Icon shares. The Registrant and Messrs. Baxter, Brown and Harmolin also entered into voting agreements providing for, among other things, (1) the obligation of the stockholders to vote the shares of Icon capital stock beneficially owned by them to approve the Merger Agreement and the merger and against other business combination transactions involving Icon and to grant to the Registrant an irrevocable proxy in connection therewith and (2) certain other restrictions on the voting and the sale or other transfer of such shares of Icon capital stock. The voting restrictions in the option agreements and the voting agreements terminate upon the termination of the Merger Agreement in certain circumstances. Messrs. Baxter, Brown and Harmolin beneficially own 41.7% of the shares of Icon common stock outstanding as of September 13, 1998. Forms of the option agreements and the voting agreements are attached as Exhibits A and B to the Merger Agreement and are incorporated by reference herein.

         Pursuant to the Merger Agreement, the Registrant also committed to lend to Icon up to $15,000,000 in the aggregate, subject to the execution of definitive loan and security documentation in form and substance satisfactory to Icon and the Registrant. The date of initial availability of the loan will be January 31, 1999. The proceeds of the loan will be applied to (a) repay the indebtedness outstanding under Icon's credit facilities, (b) pay certain other indebtedness, (c) acquire equipment and (d) pay general corporate expenses. The maturity date of the loan will be January 31, 2000. The terms and conditions of loan are attached as Exhibit D to the Merger Agreement and are incorporated by reference herein.

         In consideration of the commitment by the Registrant to advance the loan to Icon, Icon issued to the Registrant warrants to purchase 750,000 shares of Icon's common stock, exercisable at $12.00 per share for 10 years with registration rights granted pursuant to a registration rights agreement. The forms of the warrants and the registration rights agreement are attached as Exhibits E and F, respectively, to the Merger Agreement and are incorporated by reference herein.

         As a result of the effectiveness of the option agreements and the voting agreements and the issuance of the warrants, the Registrant may be deemed to be the "beneficial owner" of approximately 44% of the shares of Icon's common stock, as determined pursuant to Regulation 13D-G under the Securities Exchange Act of 1934, as amended.

         Pursuant to the Merger Agreement, the Registrant and Icon also entered into a private line services agreement, under which the Registrant would provide to Icon telecommunications capacity and related ancillary services, and a related master collocation license agreement.

         This current report on Form 8-K contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that include, among others, (i) statements by the Registrant concerning the benefits expected to result from certain business activities and transactions, (ii) the Registrant's plans to complete the Qwest Network, an approximately 18,450 route-mile, coast-to-coast, technologically advanced fiber optic communications network, and (iii) other statements by the Registrant of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions the reader that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. Such risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, in documents filed with Securities and Exchange Commission. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to, (a) failure by the Registrant to construct the Qwest Network on schedule and on budget, (b) failure by the Registrant to maintain all necessary rights-of-way, (c) intense competition in the Registrant's communications services markets, (d) rapid and significant changes in technology and markets,
(e) dependence on new product development, (f) operating and financial risks related to managing rapid growth, integrating acquired businesses, being highly leveraged and sustaining operating cash deficits and (g) adverse changes in the regulatory environment. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Registrant or persons acting on its behalf. The Registrant undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1    Press  release of the  Registrant  dated  September 14,
                         1998.

         Exhibit 99.2 Agreement and Plan of Merger dated as of September 13, 1998 among Icon CMT Corp., the Registrant and Qwest 1998-I Acquisition Corp., filed as Exhibit 2.1 to the Current Report on Form 8-K of Icon CMT Corp. dated September 14, 1998 and filed with the Securities and
                         Exchange Commission on September 16, 1998, and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  September 15, 1998             By: /s/ ROBERT S. WOODRUFF
                                         ------------------------------------
                                              Robert S. Woodruff
                                              Executive Vice President - Finance
                                              and Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit 99.1 Press release of Icon CMT Corp. and the Registrant dated September 14, 1998.

     Exhibit 99.2 Agreement and Plan of Merger dated as of September 13, 1998 among Icon CMT Corp., the Registrant and Qwest 1998-I Acquisition Corp., filed as Exhibit 2.1 to the Current Report on Form 8-K of Icon CMT Corp. dated September 14, 1998 and filed with the Securities and
                         Exchange Commission on September 16, 1998, and incorporated herein by reference.


                                      A-1